UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2019

EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 18, 2019, Evoqua Water Technologies LLC, WTG Holdings Cooperatief U.A., Evoqua Water Technologies Limited, Evoqua Water Technologies Pte. Ltd., Evoqua Water Technologies Ltd., Evoqua Water Technologies (Shanghai) Co. Ltd., WTG Holdco Australia (Memcor) Pty. Ltd. and Evoqua Water Technologies Membrane Systems Pty. Ltd. (each of the foregoing entities, collectively, the “Evoqua Sellers”), each a wholly-owned subsidiary of Evoqua Water Technologies Corp. (the “Company”), entered into the first amendment to the Purchase and Sale Agreement (the “Amendment”) with DuPont de Nemours, Inc. (“DuPont”), amending the Purchase and Sale Agreement dated October 1, 2019, by and among the Evoqua Sellers and DuPont (the “Agreement”), pursuant to which the Evoqua Sellers will divest the Company’s Memcor® low pressure membrane product line (including the product line’s global workforce, its manufacturing site in Windsor, Australia, associated operations and intellectual property) to DuPont (the “Transaction”).

Pursuant to the Amendment, among other things, (i) the Evoqua Sellers and DuPont have fixed the closing date of the Transaction as December 31, 2019, (ii) the Evoqua Sellers and DuPont have agreed to waive certain closing conditions, and (iii) DuPont has agreed to transfer the purchase price into an escrow account for release on the closing date of the Transaction, subject to satisfaction of the remaining closing conditions described in the Amendment.

The Amendment includes bring-downs of the representations and warranties made by the Evoqua Sellers and DuPont in the Agreement, and except to the extent modified by the Amendment, the other terms of the Agreement remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1*
Amendment to Purchase and Sale Agreement, by and among Evoqua Water Technologies LLC, WTG Holdings Cooperatief U.A., Evoqua Water Technologies Limited, Evoqua Water Technologies Pte. Ltd., Evoqua Water Technologies Ltd., Evoqua Water Technologies (Shanghai) Co. Ltd., WTG Holdco Australia (Memcor) Pty. Ltd., Evoqua Water Technologies Membrane Systems Pty. Ltd. and DuPont de Nemours, Inc., dated December 18, 2019.

* Certain annexes to the Amendment have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Commission a copy of any omitted annex upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2019	EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer and Treasurer